Exhibit 99.77(q)(1)

ITEM 77Q1 – Exhibits

(a)(1) Amendment No. 5 to Agreement and Declaration of Trust for Voya Senior Income Fund (establish Class T shares) dated January 1, 2017 – Filed herein.